LEGG MASON GROWTH TRUST, INC.

                       Supplement to the Prospectus dated
                                   May 1, 2007





On February 7, 2008, the Board of Directors of Legg Mason Growth Trust approved changing the Fund's investment objective from "Maximum long-term capital appreciation with minimum long-term risk to principal" to "Long-term growth of capital." The change is being made to make the objective more consistent with the format of the other mutual funds advised by the adviser and the current style in the industry. Management of the Fund does not intend this change to affect the manner in which the Fund is managed. The change will be effective as of May 1, 2008.












This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated February 20, 2008.




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